ACCRUED EXPENSES AND OTHER LIABILITIES - Schedule of Accrued Expenses and Other Liabilities (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
ACCRUED EXPENSES AND OTHER LIABILITIES
Accrued expenses	¥ 75,010	$ 10,875	¥ 121,149
Salaries and welfare payable	73,803	10,700	42,628
Business and other taxes payable	27,961	4,054	20,954
Contractual liabilities	100,802	14,615	81,032
Other payables	142,305	20,635	116,414
Total	¥ 419,881	$ 60,879	¥ 382,177